UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2007

ASTORIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1  THROUGH 7  NOT APPLICABLE.

Item 8.01.     Other Events.

          On February 6, 2007, Astoria Financial Corporation (the “Corporation”) issued a press release stating that, on February 28, 2007, it is scheduled to participate in an investor conference in  Boston, Massachusetts, sponsored by Keefe, Bruyette & Woods, which will be simultaneously webcast and available on Astoria Financial Corporation’s website, www.astoriafederal.com.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

          The following Exhibit is filed as part of this report:

          Exhibit 99.1     Press release dated February 6, 2007.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By:	/s/ Peter J. Cunningham

Peter J. Cunningham
First Vice President and Director of Investor Relations

Dated:  February 6, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated February 6, 2007.